                                POWER OF ATTORNEY

We, the undersigned, hereby severally constitute and appoint J. Kendall Huber, Joseph W. MacDougall, Jr., John J. Danello and Sheila B. St. Hilaire, and each of them singly, our true and lawful attorneys, with full power to them and each of them, to sign for us, and in our names and in any and all capacities, any and all Registration Statements and all amendments thereto, including post-effective amendments, with respect to the Separate Accounts supporting variable life and variable annuity contracts issued by Allmerica Financial Life Insurance and Annuity Company, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and with any other regulatory agency or state authority that may so require, granting unto said attorneys and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue hereof. Witness our hands on the date set forth below.

SIGNATURE                                  TITLE                                                    DATE
---------                                  -----                                                    ----
/s/ Frederick H. Eppinger Jr.              Chairman of the Board                                 03/30/2004
------------------------------------
Frederick H. Eppinger Jr.

                                           Director                                              03/30/2004
------------------------------------
Michael K. Britt

/s/ David J. Firstenberg                   Director                                              03/30/2004
------------------------------------
David J. Firstenberg

/s/ J. Kendall Huber                       Director, Senior Vice President and                   03/30/2004
------------------------------------       General Counsel
J. Kendall Huber

/s/ John P. Kavanaugh                      Director, Vice President and                          03/30/2004
------------------------------------       Chief Investment Officer
John P. Kavanaugh

/s/ Richard W. Lavey                       Director                                              03/30/2004
------------------------------------
Richard W. Lavey

/s/ Mark C. Mcgivney                       Director, Vice President and Treasurer                03/30/2004
------------------------------------
Mark C. McGivney

/s/ Edward J. Parry, III                   Director, Senior Vice President and                   03/30/2004
------------------------------------       Chief Financial Officer
Edward J. Parry, III

/s/ Michael A. Reardon                     Director, President and Chief Executive Officer       03/30/2004
------------------------------------
Michael A. Reardon

                                           Director                                              03/30/2004
------------------------------------
Mhayse G. Samalya

/s/ Gregory D. Tranter                     Director, Vice President and                          03/30/2004
------------------------------------       Chief Information Officer
Gregory D. Tranter

                                POWER OF ATTORNEY

We, the undersigned, hereby severally constitute and appoint J. Kendall Huber, Joseph W. MacDougall, Jr., John J. Danello and Sheila B. St. Hilaire, and each of them singly, our true and lawful attorneys, with full power to them and each of them, to sign for us, and in our names and in any and all capacities, any and all Registration Statements and all amendments thereto, including post-effective amendments, with respect to the Separate Accounts supporting variable life and variable annuity contracts issued by Allmerica Financial Life Insurance and Annuity Company, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and with any other regulatory agency or state authority that may so require, granting unto said attorneys and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue hereof. Witness our hands on the date set forth below.

SIGNATURE                                  TITLE                                                    DATE
---------                                  -----                                                    ----
/s/ Michael K. Britt                       Director                                              03/30/2004
-----------------------------------
Michael K. Britt

                                POWER OF ATTORNEY

We, the undersigned, hereby severally constitute and appoint J. Kendall Huber, Joseph W. MacDougall, Jr., John J. Danello and Sheila B. St. Hilaire, and each of them singly, our true and lawful attorneys, with full power to them and each of them, to sign for us, and in our names and in any and all capacities, any and all Registration Statements and all amendments thereto, including post-effective amendments, with respect to the Separate Accounts supporting variable life and variable annuity contracts issued by Allmerica Financial Life Insurance and Annuity Company, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and with any other regulatory agency or state authority that may so require, granting unto said attorneys and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue hereof. Witness our hands on the date set forth below.

SIGNATURE                                  TITLE                                                    DATE
---------                                  -----                                                    ----
/s/ Mhayse G. Samalya                      Director                                              03/30/2004
-----------------------------------
Mhayse G. Samalya

                                POWER OF ATTORNEY

We, the undersigned, hereby severally constitute and appoint J. Kendall Huber, Joseph W. MacDougall, Jr., John J. Danello and Sheila B. St. Hilaire, and each of them singly, our true and lawful attorneys, with full power to them and each of them, to sign for us, and in our names and in any and all capacities, any and all Registration Statements and all amendments thereto, including post-effective amendments, with respect to the Separate Accounts supporting variable life and variable annuity contracts issued by Allmerica Financial Life Insurance and Annuity Company, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and with any other regulatory agency or state authority that may so require, granting unto said attorneys and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue hereof. Witness our hands on the date set forth below.

SIGNATURE                                  TITLE                                                    DATE
---------                                  -----                                                    ----
/s/ Joseph V. Rovito                       Director                                              03/30/2004
-----------------------------------
Joseph V. Rovito